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                                                                      Exhibit 99


                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536





                                       April 17, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re: Merrill Lynch Variable Series Funds, Inc. (the "Company")
         File Nos. 2-74452

Ladies and Gentlemen:


     Pursuant to Rule 461 under the Securities Act of 1933, as amended, the undersigned hereby requests that the effective date of Post-Effective Amendment No. 30 to the Company's Registration Statement on Form N-1A (the "Registration Statement") be accelerated so that the Registration Statement becomes effective at 4:00 p.m., April 17, 1998 or as soon thereafter as practicable.



                                       Very truly yours,


                                       MERRILL LYNCH VARIABLE SERIES FUNDS, INC.






                                       By: /s/ Arthur Zeikel
                                          --------------------------------------
                                           Arthur Zeikel
                                           President